UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 18, 2007

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue, Thomasville, North Carolina		27361

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (336) 476-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01 OTHER EVENTS.

The Board of Directors of BNC Bancorp (the “Company”) has approved and declared an annual cash dividend of $0.18 payable on February 23, 2007 to shareholders of record on February 9, 2007. A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 18, 2007

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP
(Registrant)

By:	/S/ David B. Spencer

David B. Spencer
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)

Date:  January 18, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 18, 2007